OPPENHEIMER TRANSITION 2010 FUND
Prospectus and Statement of Additional Information Supplement dated May 21, 2012

This supplement amends the Prospectus and Statement of Additional Information of Oppenheimer Transition 2010 Fund (the "Fund") and is in addition to any other supplements. Capitalized terms used herein are as defined in the Prospectus.

The Board of Trustees of the Fund has determined that it is in the best interests of the Fund and its shareholders that the Fund reorganize with and into Oppenheimer Portfolio Series: Conservative Investor Fund ("Conservative Investor"). The Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) to be entered into between the Fund and Conservative Investor, pursuant to which Conservative Investor will acquire substantially all of the assets and assume certain liabilities of the Fund in exchange for newly-issued shares of Conservative Investor (the "Reorganization"). If the Reorganization takes place, shareholders of the Fund will receive corresponding shares of Conservative Investor equal in value to the value of the net assets of the shares of the Fund held immediately prior to the Reorganization. The shares of Conservative Investor to be received by shareholders of the Fund will be issued at net asset value without a sales charge. The Reorganization is expected to be tax-free for both the Fund and Conservative Investor and their respective shareholders. Following the Reorganization, the Fund will liquidate and dissolve.

The Reorganization is conditioned upon, among other things, approval by the Fund's shareholders. Shareholders of record, as of May 25, 2012, will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization and the shareholder meeting. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about July 27, 2012. The anticipated date of the shareholder meeting is on or about September 14, 2012. If approved by the shareholders and certain conditions required by the Agreement are satisfied, the Reorganization is expected to take place on or about October 19, 2012.

May 21, 2012                                                                                                                  PS0465.005